Sub-Item 77Q1(a)

                                 AMENDMENT NO. 6
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                         AIM INTERNATIONAL MUTUAL FUNDS

          This Amendment No. 6 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM International Mutual Funds (the "Trust") amends, effective April 30, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to change the registrant name effective April 30, 2010, from AIM International Mutual Funds to AIM International Mutual Funds (Invesco International Mutual Funds); and

          WHEREAS, the Trust desires to amend the Agreement to change the following Funds' names effective April 30, 2010:

CURRENT NAME                                              NEW NAME
------------                             ------------------------------------------
AIM Asia Pacific Growth Fund             Invesco Asia Pacific Growth Fund
AIM European Growth Fund                 Invesco European Growth Fund
AIM Global Growth Fund                   Invesco Global Growth Fund
AIM Global Small & Mid Cap Growth Fund   Invesco Global Small & Mid Cap Growth Fund
AIM International Core Equity Fund       Invesco International Core Equity Fund
AIM International Growth Fund            Invesco International Growth Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Any and all references to AIM International Mutual Funds are hereby changed to AIM International Mutual Funds (Invesco International Mutual Funds).

     2. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     3. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     4. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 26, 2010.


                                         By: /s/ John M. Zerr
                                             -----------------------------------
                                         Name:  John M. Zerr
                                         Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                    CLASSES OF EACH PORTFOLIO
---------                                    -------------------------
Invesco Asia Pacific Growth Fund             Class A Shares
                                             Class B Shares
                                             Class C Shares
                                             Class Y Shares
                                             Institutional Class Shares

Invesco European Growth Fund                 Class A Shares
                                             Class B Shares
                                             Class C Shares
                                             Class R Shares
                                             Class Y Shares
                                             Institutional Class Shares
                                             Investor Class Shares

Invesco Global Growth Fund                   Class A Shares
                                             Class B Shares
                                             Class C Shares
                                             Class Y Shares
                                             Institutional Class Shares

Invesco Global Small & Mid Cap Growth Fund   Class A Shares
                                             Class B Shares
                                             Class C Shares
                                             Class Y Shares
                                             Institutional Class Shares

Invesco International Core Equity Fund       Class A Shares
                                             Class B Shares
                                             Class C Shares
                                             Class R Shares
                                             Class Y Shares
                                             Institutional Class Shares
                                             Investor Class Shares

Invesco International Growth Fund            Class A Shares
                                             Class B Shares
                                             Class C Shares
                                             Class R Shares
                                             Class Y Shares
                                             Institutional Class Shares"